SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 28, 1996
                                                  ---------------

                         PINNACLE WEST CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

    Arizona                            1-8962                      86-0512431
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(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation                                                     Number)


400 East Van Buren,  P.O. Box 52131, Phoenix, AZ 85004
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(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (602) 379-2616
                                                   --------------



                                      NONE
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         (Former name or former address, if changed since last report)

Item 5.   Other Events

         In August 1996, as part of its ongoing competition docket, the Staff of the Arizona Corporation Commission ("ACC") conducted another workshop on electric industry restructuring with interested parties on a number of options for introducing retail electric competition in Arizona. See Note 5 of Notes to Condensed Consolidated Financial Statements in Part I, Item 1 of the Pinnacle West Capital Corporation (the "Company") Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996. On August 28, 1996 the ACC Staff issued an initial draft of a proposed rule for introduction of retail electric competition in Arizona for comments by interested parties by September 12, 1996. A copy of the draft rule is incorporated herein by reference. At this time, the process is not part of a formal rulemaking procedure, and a procedural framework beyond the comment deadline has not yet been established. The Company cannot currently predict the process which will be used to initiate ACC rules for retail electric competition or the ultimate form of such rules.

         In April 1996 an Arizona law established legislative and advisory committees to study electric utility industry restructuring issues and report back to the legislature by the end of 1997. Members of the committees have been appointed, and include a representative of Arizona Public Service Company.

Item 7.   Financial Statements and Exhibits

(c) Exhibits

The Company hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation 201.24 by reference to the filing set forth below:

                                      Originally Filed                 Date
Exhibit No.     Description             as Exhibit         File No.    Effective
- - -----------     -----------         -------------------    --------    ---------

10.1            Proposed Rule       10.1 APS'              1-4473      8-30-96
                Retail Electric     August 30, 1996
                Competition-        Report on Form 8-K
                Docket No.
                U-0000-94-165

                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PINNACLE WEST CAPITAL CORPORATION
                                            (Registrant)




Dated  August 30, 1996                      By Michael S. Ash
      ----------------                         -----------------------
                                               Michael S. Ash
                                               Corporate Counsel